UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-04873

                         The GAMCO Growth Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                           Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                    Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GAMCO Growth Fund Annual Report — December 31, 2015

Howard F. Ward, CFA Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) per Class AAA Share of The GAMCO Growth Fund increased 5.1% compared with an increase of 1.4% and 5.7% for the Standard & Poor’s (“S&P”) 500 Index and the Russell 1000 Growth Index, respectively. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Performance Discussion (Unaudited)

The macro headwinds of a strong dollar and weak energy prices put a lid on earnings growth and equity returns in 2015. Foreign sourced earnings, which are significant for large and small caps alike, took a hit on both export volumes and the translation of foreign earnings back into dollars. Growth has largely outperformed value for the 2009 to 2015 stretch. The broad trade weighted dollar rose about 10% in 2015, after a similar rise in 2014.

The tepid earnings growth of 2015 translated into a very narrow stock market advance with the majority of stocks (in the Russell 3000 Index) declining. Foreign profits of U.S. multinationals were hurt by the strong dollar. Profits derived in part or in whole from the energy patch were harmed. Consumer driven earnings were okay except for brick and mortar retailers doing battle with Amazon.com or suffering from unseasonably warm weather. The key to the stock market’s direction has been telegraphed by movements in the dollar, commodity prices, and the global purchasing manager’s index.

Selected holdings that contributed positively to performance in 2015 were Amazon (4.8% of net assets as of December 31, 2015), an e-commerce company, offering products through consumer facing websites, which include merchandise and content that it purchases for resale from vendors and those offered by third party sellers; Facebook (4.8%), a social networking company engaged in developing products that enable users to connect and share through mobile devices and personal computers; and Microsoft (5.1%), the world’s largest software company, which develops, manufacturers, and licenses a range of software products for a variety of computing devices from PC’s to servers to its Xbox game console.

Some of our weaker performing stocks were Union Pacific Corp (0.6%), a haul freight railroad that links 23 states in the western two-thirds of the country by rail and provides freight solutions and logistics expertise to the global supply chain. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, and Industrial Products; Goldman Sachs (1.5%), an American multinational investment banking firm that engages in global investment banking, securities, investment management, and other financial services primarily with institutional clients; and Twenty-First Century Fox (0.4%), an American multinational mass media corporation. Its assets include the Fox Entertainment Group (owners of the 20th Century Fox film studio and Fox television network among other assets), pan-Asian pay channel operator STAR TV, and a stake in the European pay TV company Sky plc. Twenty-First Century Fox was beset with renewed concerns about changing TV viewing habits such as “cord-cutting” by cable subscribers.

Thank you for your investment in The GAMCO Growth Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)					Since Inception
	1 Year	5 Year	10 Year	15 Year	(4/10/87)
Class AAA (GABGX)	5.11%	11.47%	6.49%	2.41%	9.90%
S&P 500 Index	1.38	12.57	7.31	5.00	9.45(d)
Russell 1000 Growth Index	5.67	13.53	8.53	4.33	9.02(d)
Class A (GGCAX)	5.13	11.48	6.49	2.42	9.90
With sales charge (b)	(0.91)	10.16	5.86	2.03	9.68
Class C (GGCCX)	4.33	10.64	5.69	1.80	9.55
With contingent deferred sales charge (c)	3.33	10.64	5.69	1.80	9.55
Class I (GGCIX)	5.39	11.75	6.70	2.54	9.97

In the current prospectuses dated April 30, 2015, the expense ratios for Class AAA, A, C, and I Shares are 1.43%, 1.43%, 2.18%, and 1.18%, respectively. See page 10 for the expense ratios for the year ended December 31, 2015. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)	S&P 500 Index and Russell 1000 Growth Index since inception performance are as of March 31, 1987.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GROWTH FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The GAMCO Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2015 through December 31, 2015	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2015.

	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period*

The GAMCO Growth Fund

Actual Fund Return
Class AAA	$1,000.00	$1,020.70	1.43%	$ 7.28
Class A	$1,000.00	$1,020.70	1.43%	$ 7.28
Class C	$1,000.00	$1,016.70	2.18%	$11.08
Class I	$1,000.00	$1,022.00	1.18%	$ 6.01
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.00	1.43%	$ 7.27
Class A	$1,000.00	$1,018.00	1.43%	$ 7.27
Class C	$1,000.00	$1,014.22	2.18%	$11.07
Class I	$1,000.00	$1,019.26	1.18%	$ 6.01

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2015:

The GAMCO Growth Fund

Technology - Computer Services Software and Systems	20.0%
Consumer Discretionary - Other	19.3%
Health Care	15.0%
Financial Services	11.2%
Producer Durables	10.4%
Consumer Staples	6.7%
Technology - Computer Tech, Semiconductors & Components	6.4%
Consumer Discretionary - Media	6.0%

Materials and Processing	4.7%
Energy	0.4%
U.S. Government Obligations	0.3%
Other Assets and Liabilities (Net)	(0.4)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GAMCO Growth Fund

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 100.1%
	Technology - Computer Services Software and Systems — 20.0%
176,400	Adobe Systems Inc.†	$12,839,768	$16,571,016
17,100	Alphabet Inc., Cl. A†	6,830,730	13,303,971
21,135	Alphabet Inc., Cl. C†	11,638,409	16,038,929
241,000	Facebook Inc., Cl. A†	16,351,617	25,223,060
486,000	Microsoft Corp.	17,716,688	26,963,280
66,000	Oracle Corp.	2,298,391	2,410,980
10,100	Palo Alto Networks Inc.†	1,865,418	1,779,014
35,300	salesforce.com Inc.†	2,762,675	2,767,520

	TOTAL TECHNOLOGY - COMPUTER SERVICES SOFTWARE AND SYSTEMS	72,303,696	105,057,770

	Consumer Discretionary - Other — 19.3%
37,700	Amazon.com Inc.†	11,918,416	25,481,053
6,000	AutoZone Inc.†	2,271,174	4,451,460
4,000	Chipotle Mexican Grill Inc.†	2,276,302	1,919,400
31,000	Costco Wholesale Corp.	2,548,336	5,006,500
74,000	Fortune Brands Home & Security Inc.	3,377,947	4,107,000
168,000	Lennar Corp., Cl. A	7,871,832	8,216,880
33,400	Macy’s Inc.	1,466,081	1,168,332
105,600	NIKE Inc., Cl. B	3,321,172	6,600,000
53,384	Penske Automotive Group Inc.	2,766,939	2,260,279
110,200	Starbucks Corp.	2,502,534	6,615,306
14,100	Tesla Motors Inc.†	3,308,356	3,384,141
31,000	The Estee Lauder Companies Inc., Cl. A	1,389,206	2,729,860
128,900	The Home Depot Inc.	7,396,282	17,047,025
4,500	The Priceline Group Inc.†	4,624,250	5,737,275
69,000	The TJX Companies Inc.	1,986,762	4,892,790
22,000	Tiffany & Co.	1,936,464	1,678,380

	TOTAL CONSUMER DISCRETIONARY - OTHER	60,962,053	101,295,681

	Health Care — 15.0%
75,400	AbbVie Inc.	4,544,325	4,466,696
34,800	Allergan plc†	10,800,462	10,875,000
42,900	Amgen Inc.	4,185,686	6,963,957
38,000	Becton, Dickinson and Co.	3,265,756	5,855,420
13,000	Biogen Inc.†	2,643,979	3,982,550
100,000	Bristol-Myers Squibb Co.	6,246,911	6,879,000
61,500	Celgene Corp.†	4,290,880	7,365,240
75,500	Gilead Sciences Inc.	4,947,785	7,639,845
23,000	Johnson & Johnson	1,614,313	2,362,560
17,200	McKesson Corp.	3,300,949	3,392,356
43,000	Merck & Co. Inc.	2,644,544	2,271,260
70,500	Novo Nordisk A/S, Cl. B	1,779,608	4,105,450
4,000	Regeneron Pharmaceuticals Inc.†	1,243,108	2,171,480

Shares		Cost	Market Value
34,000	Thermo Fisher Scientific Inc.	$4,424,029	$4,822,900
46,800	UnitedHealth Group Inc.	5,694,853	5,505,552

	TOTAL HEALTH CARE	61,627,188	78,659,266

	Financial Services — 11.2%
8,400	BlackRock Inc.	1,859,826	2,860,368
117,900	JPMorgan Chase & Co.	7,972,396	7,784,937
173,000	MasterCard Inc., Cl. A	6,409,786	16,843,280
88,000	Morgan Stanley	2,357,739	2,799,280
261,000	The Charles Schwab Corp.	7,761,220	8,594,730
44,300	The Goldman Sachs Group Inc.	8,644,198	7,984,189
152,000	Visa Inc., Cl. A	3,784,656	11,787,600

	TOTAL FINANCIAL SERVICES	38,789,821	58,654,384

	Producer Durables — 10.4%
30,500	3M Co.	3,989,218	4,594,520
79,000	Delta Air Lines Inc.	3,545,527	4,004,510
50,400	FedEx Corp.	7,642,904	7,509,096
430,000	General Electric Co.	11,940,346	13,394,500
165,000	Honeywell International Inc.	10,469,739	17,089,050
33,000	The Boeing Co.	4,387,066	4,771,470
41,300	Union Pacific Corp.	2,683,842	3,229,660

	TOTAL PRODUCER DURABLES	44,658,642	54,592,806

	Consumer Staples — 6.7%
38,500	Colgate-Palmolive Co.	1,564,400	2,564,870
116,700	CVS Health Corp.	8,326,155	11,409,759
61,000	Mondelēz International Inc., Cl. A	1,920,659	2,735,240
38,300	PepsiCo Inc.	2,534,024	3,826,936
62,900	The Coca-Cola Co.	2,085,341	2,702,184
54,200	The Hain Celestial Group Inc.†	2,510,104	2,189,138
71,700	The WhiteWave Foods Co.†	2,546,121	2,789,847
84,000	Walgreens Boots Alliance Inc.	6,776,472	7,153,020

	TOTAL CONSUMER STAPLES	28,263,276	35,370,994

	Technology - Computer Tech, Semiconductors & Components — 6.4%
253,300	Apple Inc.	14,927,930	26,662,358
64,000	Intel Corp.	2,180,866	2,204,800
88,500	Texas Instruments Inc.	4,753,232	4,850,685

	TOTAL TECHNOLOGY - COMPUTER TECH, SEMICONDUCTORS & COMPONENTS	21,862,028	33,717,843

	Consumer Discretionary - Media — 6.0%
57,000	CBS Corp., Cl. B, Non-Voting	3,050,260	2,686,410
148,500	Comcast Corp., Cl. A	8,200,114	8,379,855
58,000	Discovery Communications Inc., Cl. C†	1,907,223	1,462,760
46,800	Liberty Global plc, Cl. C†	1,644,022	1,908,036
55,000	Nielsen Holdings plc	1,719,928	2,563,000
103,600	The Walt Disney Co.	9,715,831	10,886,288

See accompanying notes to financial statements.

The GAMCO Growth Fund

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Discretionary - Media (Continued)
30,000	Time Warner Inc.	$2,436,471	$1,940,100
71,000	Twenty-First Century Fox Inc., Cl. A	1,566,558	1,928,360

	TOTAL CONSUMER DISCRETIONARY - MEDIA	30,240,407	31,754,809

	Materials and Processing — 4.7%
47,400	Ecolab Inc.	4,139,491	5,421,612
77,800	PPG Industries Inc.	6,500,170	7,688,196
43,700	The Sherwin-Williams Co.	8,788,565	11,344,520

	TOTAL MATERIALS AND PROCESSING	19,428,226	24,454,328

	Energy — 0.4%
30,600	EOG Resources Inc.	2,593,497	2,166,174

	TOTAL COMMON STOCKS	380,728,834	525,724,055

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 0.3%
$1,884,000	U.S. Treasury Bills,
	0.075% to 0.240%††,
	02/25/16 to 06/23/16	$1,881,008	$1,880,906

	TOTAL INVESTMENTS — 100.4%	$382,609,842	527,604,961

	Other Assets and Liabilities (Net) — (0.4)%		(2,204,684)

	NET ASSETS — 100.0%		$525,400,277

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

The GAMCO Growth Fund

Statement of Assets and Liabilities December 31, 2015
Assets:
Investments, at value (cost $382,609,842)	$527,604,961
Cash	2,305
Receivable for Fund shares sold	350,835
Dividends receivable	513,298
Prepaid expenses	28,016

Total Assets	528,499,415

Liabilities:
Payable for investments purchased	2,004,823
Payable for Fund shares redeemed	363,710
Payable for investment advisory fees	452,221
Payable for distribution fees	106,944
Payable for accounting fees	7,500
Other accrued expenses	163,940

Total Liabilities	3,099,138

Net Assets (applicable to 11,033,349 shares outstanding)	$525,400,277

Net Assets Consist of:
Paid-in capital	$382,305,786
Accumulated net realized loss on investments and foreign currency transactions	(1,885,936)
Net unrealized appreciation on investments	144,995,119
Net unrealized depreciation on foreign currency translations	(14,692)

Net Assets	$525,400,277

Shares of Beneficial Interest, each at $0.01 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($484,320,132 ÷ 10,174,531 shares outstanding)	$47.60
Class A:
Net Asset Value and redemption price per share ($3,119,761 ÷ 65,523 shares outstanding)	$47.61
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$50.51
Class C:
Net Asset Value and offering price per share ($2,476,531 ÷ 57,349 shares outstanding)	$43.18 (a)
Class I:
Net Asset Value, offering, and redemption price per share ($35,483,853 ÷ 735,946 shares outstanding)	$48.22

(a)	Redemption price varies based on the length of time held.

Statement of Operations For the Year Ended December 31, 2015
Investment Income:
Dividends (net of foreign withholding taxes of $15,839)	$7,027,944
Interest	7,233

Total Investment Income	7,035,177

Expenses:
Investment advisory fees	5,331,807
Distribution fees - Class AAA	1,265,697
Distribution fees - Class A	4,950
Distribution fees - Class C	18,421
Shareholder services fees	429,914
Trustees’ fees	142,000
Shareholder communications expenses	121,469
Registration expenses	60,655
Legal and audit fees	52,369
Custodian fees	47,075
Accounting fees	45,000
Interest expense	319
Miscellaneous expenses	38,671

Total Expenses	7,558,347

Less:
Expenses paid indirectly by broker (See Note 6)	(4,268)

Net Expenses	7,554,079

Net Investment Loss	(518,902)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	38,261,030
Net realized gain on foreign currency transactions	444

Net realized gain on investments and foreign currency transactions	38,261,474

Net change in unrealized appreciation/depreciation:
on investments	(10,854,433)
on foreign currency translations	(1,064)

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	(10,855,497)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	27,405,977

Net Increase in Net Assets Resulting from Operations	$26,887,075

See accompanying notes to financial statements.

The GAMCO Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment loss	$(518,902)	$(661,990)
Net realized gain on investments and foreign currency transactions	38,261,474	56,680,452
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(10,855,497)	(7,149,469)

Net Increase in Net Assets Resulting from Operations	26,887,075	48,868,993

Distributions to Shareholders:
Net realized gain
Class AAA	(36,985,241)	(23,090,997)
Class A	(182,345)	(73,107)
Class C	(203,137)	(63,781)
Class I	(2,672,618)	(722,788)

	(40,043,341)	(23,950,673)

Total Distributions to Shareholders	(40,043,341)	(23,950,673)

Shares of Beneficial Interest Transactions:
Class AAA	(17,886,116)	(15,669,080)
Class A	1,592,904	206,393
Class C	1,163,846	166,329
Class I	20,071,190	3,293,352

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	4,941,824	(12,003,006)

Redemption Fees	283	1,320

Net Increase/(Decrease) in Net Assets	(8,214,159)	12,916,634
Net Assets:
Beginning of year	533,614,436	520,697,802

End of year (including undistributed net investment income of $0 and $0, respectively)	$525,400,277	$533,614,436

See accompanying notes to financial statements.

The GAMCO Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses	Portfolio Turnover Rate
Class AAA
2015	$48.93	$(0.05)	$2.62	$2.57	—	$(3.90)	$(3.90)	$0.00	$47.60	5.1%	$484,320	(0.11)%	1.43%(c)	40%
2014	46.62	(0.06)	4.66	4.60	—	(2.29)	(2.29)	0.00	48.93	9.8	514,214	(0.13)	1.43	34
2013	34.81	0.01	11.81	11.82	$(0.01)	—	(0.01)	0.00	46.62	34.0	505,727	0.02	1.45	35
2012	30.11	0.04	4.71	4.75	(0.05)	—	(0.05)	0.00	34.81	15.8	414,691	0.13	1.49	41
2011	31.39	0.07	(1.28)	(1.21)	(0.07)	—	(0.07)	0.00	30.11	(3.8)	415,416	0.21	1.48	67
Class A
2015	$48.93	$(0.05)	$2.63	$2.58	—	$(3.90)	$(3.90)	$0.00	$47.61	5.1%	$3,120	(0.10)%	1.43%(c)	40%
2014	46.62	(0.06)	4.66	4.60	—	(2.29)	(2.29)	0.00	48.93	9.8	1,626	(0.13)	1.43	34
2013	34.82	0.01	11.82	11.83	$(0.02)	—	(0.02)	0.00	46.62	34.0	1,355	0.01	1.45	35
2012	30.11	0.05	4.70	4.75	(0.04)	—	(0.04)	0.00	34.82	15.8	894	0.15	1.49	41
2011	31.40	0.06	(1.27)	(1.21)	(0.08)	—	(0.08)	0.00	30.11	(3.8)	778	0.18	1.48	67
Class C
2015	$45.06	$(0.40)	$2.42	$2.02	—	$(3.90)	$(3.90)	$0.00	$43.18	4.3%	$2,476	(0.86)%	2.18%(c)	40%
2014	43.42	(0.39)	4.32	3.93	—	(2.29)	(2.29)	0.00	45.06	9.0	1,438	(0.87)	2.18	34
2013	32.66	(0.27)	11.03	10.76	—	—	—	0.00	43.42	33.0	1,221	(0.73)	2.20	35
2012	28.42	(0.19)	4.43	4.24	—	—	—	0.00	32.66	14.9	835	(0.61)	2.24	41
2011	29.78	(0.16)	(1.20)	(1.36)	—	—	—	0.00	28.42	(4.6)	694	(0.54)	2.23	67
Class I
2015	$49.39	$ 0.07	$2.66	$2.73	—	$(3.90)	$(3.90)	$0.00	$48.22	5.4%	$35,484	0.14%	1.17%(c)	40%
2014	46.92	0.06	4.70	4.76	—	(2.29)	(2.29)	0.00	49.39	10.1	16,336	0.11	1.18	34
2013	35.03	0.11	11.90	12.01	$(0.12)	—	(0.12)	0.00	46.92	34.3	12,395	0.27	1.20	35
2012	30.30	0.15	4.72	4.87	(0.14)	—	(0.14)	0.00	35.03	16.1	9,092	0.45	1.24	41
2011	31.60	0.15	(1.29)	(1.14)	(0.16)	—	(0.16)	0.00	30.30	(3.6)	3,013	0.47	1.23	67

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year and does not reflect applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

The GAMCO Growth Fund

Notes to Financial Statements

1. Organization. The GAMCO Growth Fund was organized on October 24, 1986 as a Massachusetts business trust and commenced investment operations on April 10, 1987. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is capital appreciation.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

Valuation Inputs*	Investments in Securities (Market Value)

Level 1 - Quoted Prices	$525,724,055
Level 2 - Other Significant Observable Inputs	1,880,906
Total	$527,604,961

*

Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Please refer to the SOI for the industry classifications of these portfolio holdings. Level 1 consists of Common Stocks. Level 2 consists of U.S. Government Obligations.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2015 or December 31, 2014.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the write-off of the current year net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to decrease accumulated net investment loss by $518,902 and increase accumulated net realized loss on investments and foreign currency transactions by $443, with an offsetting adjustment to paid-in-capital.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was $40,043,341 and $23,950,673 of long term capital gain.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$139,085
Net unrealized appreciation on investments and foreign currency translations	142,955,406

Total	$143,094,491

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2015, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$384,634,864	$150,534,864	$(7,564,767)	$142,970,097

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2015 the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Chairman of the Audit Committee and the Lead Trustee each receive an annual fee of $2,000. The Chairman of the Proxy Voting Committee and Nominating Committee each receives a $1,000 annual fee. A Trustee may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $212,516,451 and $245,196,135, respectively.

6. Transactions with Affiliates and Other Arrangements. The Distributor retained a total of $2,819 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during the year ended December 31, 2015 was $4,268.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a variable rate per annum equal to the overnight rate plus a spread, as determined and quoted by the custodian in its sole discretion at the time of the request, which rate may be subject to change from time to time at the sole discretion of the custodian. The overnight rate is defined as of

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

any day, the higher of (a) the federal funds rate as in effect on that day and (b) the overnight LIBOR rate as in effect on that day. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2015, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2015 was $5,723, with a weighted average interest rate of 1.16%. The maximum amount borrowed at any time during the year was $529,000.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2015 and 2014, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	173,314	$8,756,876	173,208	$8,236,665
Shares issued upon reinvestment of distributions	728,799	35,310,415	444,389	22,055,170
Shares redeemed	(1,237,717)	(61,953,407)	(955,792)	(45,960,915)

Net decrease	(335,604)	$(17,886,116)	(338,195)	$(15,669,080)

Class A
Shares sold	44,715	$2,224,121	15,359	$738,212
Shares issued upon reinvestment of distributions	3,559	172,460	1,250	62,059
Shares redeemed	(15,984)	(803,677)	(12,442)	(593,878)

Net increase	32,290	$1,592,904	4,167	$206,393

Class C
Shares sold	29,715	$1,363,143	9,929	$444,388
Shares issued upon reinvestment of distributions	3,208	140,262	1,393	63,690
Shares redeemed	(7,493)	(339,559)	(7,528)	(341,749)

Net increase	25,430	$1,163,846	3,794	$166,329

Class I
Shares sold	397,190	$19,763,411	92,901	$4,542,957
Shares issued upon reinvestment of distributions	47,927	2,351,789	13,299	666,130
Shares redeemed	(39,950)	(2,044,010)	(39,583)	(1,915,735)

Net increase	405,167	$20,071,190	66,617	$3,293,352

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The GAMCO Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The GAMCO Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The GAMCO Growth Fund (hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2016

The GAMCO Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:

Mario J. Gabelli, CFA Trustee Age: 73	Since 1992	29	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Trustee Age: 71	Since 1995	10	Senior Vice President of G.research, LLC	—

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 80	Since 1989	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 77	Since 1992	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Dugald A. Fletcher Trustee Age: 86	1989-1996 2000-present	2	President, Fletcher & Company, Inc	Director of Harris & Harris Group, Inc. (business development company) (1996-2012)

Robert J. Morrissey Trustee Age: 76	Since 2001	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board, Belmont Savings Bank

Anthony R. Pustorino Trustee Age: 90	Since 1987	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthony Torna, Sr. Trustee Age: 89	Since 1987	1	Registered Representative, Maxim Group LLC; Investec Ernst & Company (2001-2002)	—

Anthonie C. van Ekris Trustee Age: 81	1987-1989 1992-present	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Trustee Age: 70	1987-1996 2000-present	30	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The GAMCO Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2006	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since September 2015; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers. Mr. Torna is considered an interested person because he was a registered broker during the past fiscal year with a firm to which the Fund Complex (but not the Fund) pays brokerage commissions.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GAMCO GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. for four years. Mr. Ward received his B.A. in Economics from Northwestern University.

2015 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2015, the Fund paid to shareholders long term capital gains totaling $40,043,341, or the maximum allowable. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GAMCO GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Dugald A. Fletcher

President,

Fletcher & Company, Inc.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthony Torna

Former Investment Counselor,

Maxim Group LLC

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB406Q415AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $37,421 for 2014 and $38,544 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,880 for 2014 and $3,996 for 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The GAMCO Growth Fund

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/8/2016

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/8/2016

* Print the name and title of each signing officer under his or her signature.